UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 4, 2010

SABINE PASS LNG, L.P.
(Exact name of registrant as specified in its charter)

Delaware	333-138916	20-0466069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                      REGULATION FD DISCLOSURE.

On June 4, 2010, Cheniere Energy Partners, L.P. and Cheniere Energy, Inc. made publicly available a presentation regarding the initiation of a project to add liquefaction services at the Sabine Pass LNG receiving terminal.  A copy of the presentation is filed as Exhibit 99.1 to a Current Report on Form 8-K filed by Cheniere Energy, Inc. on the date hereof (SEC File No. 1-16383) and is incorporated herein by reference.

The information included in this Item 7.01 of Current Report on Form 8-K, including Exhibit 99.1 incorporated herein by reference, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

d) Exhibits

Exhibit
Number                                Description

99.1
Cheniere Energy Partners, L.P. and Cheniere Energy, Inc. Presentation, dated June 4, 2010 (incorporated by reference to Exhibit 99.1 to Cheniere Energy, Inc.’s Current Report on Form 8-K, dated June 4, 2010 (SEC File No. 1-16383)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABINE PASS LNG, L.P.
By:	Sabine Pass LNG-GP, Inc., its general partner
By:	/s/ Meg A. Gentle
Name:	Meg A. Gentle
Title:	Senior Vice President and Chief Financial Officer
Date:	June 4, 2010